SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 13, 2002

                          BANK UNITED CORP. LITIGATION
                               CONTINGENT PAYMENT
                                  RIGHTS TRUST
               (Exact Name of Registrant as Specified in Charter)

     Delaware                       0-32301                     76-6168223
(State or Other Jurisdiction     (Commission File            (I.R.S. Employer
 of Incorporation)                  Number)                  Identification No.)

3200 Southwest Freeway, Suite 1001, Houston, Texas                         77027
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (713) 543-6958

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events.

         On November 13, 2002, the Bank United Corp. Litigation Contingent Payment Rights Trust (the "Litigation Trust") issued the press release attached as Exhibit 99.1, which is hereby incorporated herein by reference, announcing the filing by the plaintiff appellants of a combined reply brief on their appeal and opposing brief on the defendant cross-appellant's cross-appeal ("Reply Brief") with the U.S. Court of Appeals for the Federal Circuit (the "Appeals Court"). The Reply Brief was filed with the Appeals Court on November 12, 2002, a copy of which is attached as Exhibit 99.2, and is hereby incorporated herein by reference. The description of the Reply Brief is qualified in its entirety to the full text of such Brief.


Item 7.   Financial Statements and Exhibits.

                (c) The following exhibits are filed with this report:

                Exhibit Number                                Description
                    99.1                                    Press Release Issued
                                                            November 13, 2002.

                    99.2                                   Plaintiff Appellants'
                                                           Reply Brief Filed
                                                           November 12, 2002.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BANK UNITED CORP. LITIGATION CONTINGENT
                                         PAYMENT RIGHTS TRUST


                                         By:     /s/ Jonathon K. Heffron
                                                 -----------------------
                                         Name:   Jonathon K. Heffron
                                         Title:  Litigation Trustee

Dated: November 13, 2002

                                 Exhibit Index

         Exhibit Number                                    Description

              99.1                                         Press Release Issued
                                                           November 13, 2002.

              99.2                                         Plaintiff Appellants'
                                                           Reply Brief Filed
                                                           November 12, 2002.